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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4809
                                  ---------------------------------------------

                        Liberty All Star Equity Fund
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                                Heidi Hoefler, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3743
                                                   ----------------------------

Date of fiscal year end: December 31, 2003
                        --------------------------
Date of reporting period: December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Stockholders

[GRAPHIC]

[ALL STAR(R) EQUITY FUND LOGO]

ANNUAL REPORT 2003


MULTI-MANAGEMENT

[GRAPHIC]

CLOSED-END STRUCTURE

[GRAPHIC]

PROFESSIONAL MANAGEMENT

[GRAPHIC]

ACCESS TO LEADING INVESTMENT MANAGERS

[GRAPHIC]

ONGOING MONITORING AND REBALANCING

[GRAPHIC]

DISTRIBUTION POLICY

[GRAPHIC]

LIBERTY ALL - STAR EQUITY FUND

[GRAPHIC]

A SINGLE INVESTMENT...
A DIVERSIFIED CORE PORTFOLIO

Only one fund offers:

-  A diversified, multi-managed portfolio of growth and value stocks

- Exposure to all of the industry sectors that make the U.S. economy the world's most dynamic

-  Access to institutional-quality investment managers

-  Objective and ongoing manager evaluation

-  Active portfolio rebalancing

-  A quarterly fixed distribution policy

-  The power of more than $1.1 billion in assets

-  Listing on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR EQUITY FUND


CONTENTS

1               President's Letter

4               Editorial Feature: Unique Fund Attributes

10              Consistency of Returns (Chart)

11              Investment Managers/Portfolio Characteristics

12              Manager/LAMCO Roundtable

20              Investment Growth (Chart)

21              Table of Distributions and Rights Offerings

22              Top 50 Holdings

23              Major Stock Changes in the Fourth Quarter

24              Schedule of Investments

32              Financial Statements

35              Financial Highlights

37              Notes to Financial Statements

40              Report of Independent Auditors

41              Automatic Dividend Reinvestment and Cash Purchase Plan

42              Tax Information

43              Trustees and Officers

INSIDE BACK
COVER           Fund Information

[ALL STAR(R) EQUITY FUND LOGO]

FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43010, Providence, Rhode Island 02940-3010
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick and Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

TRUSTEES
John A. Benning*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
Fred H. Wofford, Vice President
J. Kevin Connaughton, Treasurer
Vicki L. Benjamin, Chief Accounting Officer and Controller
David A. Rozenson, Secretary

*Member of the audit committee.


A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling 1-800-542-3863 or (2) on the Securities and Exchange Commission's web site at www.sec.gov.

[USA LISTED NYSE LOGO]

                                                              PRESIDENT'S LETTER

FELLOW SHAREHOLDERS:                                               FEBRUARY 2004

Two thousand three was a strong year for the stock market and an even stronger year for Liberty All-Star Equity Fund shareholders. Equally gratifying, solid performance in 2003 meant that the Fund continued to perform well versus key benchmarks while ranking favorably relative to funds in its peer group over both short- and long-term periods.

   Certainly, the stock market's rebound from three straight negative years - a phenomenon not seen since 1939-1941 - was universally welcomed. We will look more closely at 2003 momentarily, but first pause to review the Fund's performance for the fourth quarter and full year.

   Looking at the table that follows, I would draw your attention to the Fund's
15.4 percent fourth quarter return based on net asset value (NAV), contributing to the full-year 41.1 percent return based on NAV and even stronger 56.7 percent return on a market price basis. These results considerably surpass the annual rise of 28.7 percent and 25.6 percent, respectively, in the S&P 500 Index and the Fund's primary benchmark, the Lipper Large-Cap Core Mutual Fund Average. As the final line in the table shows, for the quarter and full year the Fund ranked in the second percentile of funds in the Lipper Large-Cap Core Mutual Fund Average, meaning that it outperformed 98 percent of the funds in that universe.

FUND STATISTICS AND SHORT-TERM PERFORMANCE
PERIODS ENDING DECEMBER 31, 2003                                     4TH QUARTER                        2003
LIBERTY ALL-STAR EQUITY FUND

Year End Net Asset Value (NAV)                                                                         $9.13

Year End Market Price                                                                                  $9.46

Year End Premium                                                                                        3.6%

Distributions                                                            $0.22                         $0.78

Market Price Trading Range                                          $8.44 to $9.80                $6.08 to $9.80

Premium/(Discount) Range                                             11.7% to 2.3%                11.7% to (6.1)%

Shares Valued at NAV                                                     15.4%                         41.1%

Shares Valued at NAV with Dividends Reinvested                           15.2%                         40.7%

Shares Valued at Market Price with Dividends Reinvested                  15.0%                         56.7%

S&P 500 Index                                                            12.2%                         28.7%

Lipper Large-Cap Core Mutual Fund Average                                11.1%                         25.6%

   Category Percentile Ranking (1=best; 100=worst)                        2nd                           2nd

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged S&P 500 Index are total returns, including income. Past performance cannot predict future results.

   Strong performance in 2003 supports the Fund's multi-management objective: a core equity holding offering greater consistency of returns in support of above-average long-term performance. As the following table indicates, the Fund is performing well when compared to its primary benchmark, as it has outperformed it for all periods and consistently ranks in the top quartile - or better - relative to its peer universe.

                                                                             ANNUALIZED RATES OF RETURN
LONG-TERM PERFORMANCE SUMMARY                                     ------------------------------------------------
PERIODS ENDING DECEMBER 31, 2003                                   3 YEARS      5 YEARS     10 YEARS     15 YEARS
LIBERTY ALL-STAR EQUITY FUND

Shares Valued at NAV                                                (2.8)%        1.6%        10.0%        12.0%

Shares Valued at NAV with Dividends Reinvested                      (2.7)%        2.0%        10.3%        12.5%

Shares Valued at Market Price with Dividends Reinvested              1.6%         4.7%         9.9%        13.8%

S&P 500 Index                                                       (4.1)%       (0.6)%       11.1%        12.2%

Lipper Large-Cap Core Mutual Fund Average                           (6.6)%       (1.8)%        8.8%        10.6%

   Category Percentile Ranking (1=best; 100=worst)                   10th         11th        24th         17th

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in the Fund's rights offerings were exercised. Figures shown for the unmanaged S&P 500 Index are total returns, including income. Past performance cannot predict future results.

   I believe that both of these tables - highlighting short- and long-term performance - demonstrate the Fund's underlying strengths. Its structure as a closed-end, multi-managed fund provides shareholders with access to institutional quality investment managers and exposure to the two primary equity investment styles, growth and value. Management and ongoing monitoring by the Fund manager, Liberty Asset Management Company (LAMCO), ensure alignment with shareholder interests and that the investment managers are performing up to expectations. A fuller description of the Fund's unique attributes may be found in this Annual Report's feature section, which immediately follows this letter. I encourage you to review it.

   Turning to 2003, most investors feel that the market's recovery actually began with the lows reached on October 9, 2002. You may recall that the S&P 500 Index gained 8.4 percent in the final quarter of 2002 and then declined 3.2 percent in the first quarter of 2003, with investors moving to the sidelines as war with Iraq moved ever closer. Once hostilities actually broke out and the uncertainty was removed, investors gained confidence and returned to the stock market, leading the S&P 500 to a 15.4 percent second quarter gain. Of course, monetary and fiscal policy helped greatly. The Federal Reserve lowered the Fed funds rate to 1.0 percent - a level not seen since the Eisenhower administration
- and President Bush shepherded his $350 billion economic package - including a lower tax on dividends - to Congressional passage in May. In addition, inflation remained quiescent, corporate profits were strong (one of the best trough to peak earnings recoveries in the postwar era) and GDP gained momentum, leading up to an annualized 8-plus percent surge in the third quarter.

[PHOTO OF MARK T. HALEY, WILLIAM R. PARMENTIER, JR. AND FRED H. WOFFORD]

OFFICERS OF LIBERTY ALL-STAR EQUITY FUND, FROM LEFT: MARK T. HALEY, CFA, VICE PRESIDENT - INVESTMENTS; WILLIAM R. PARMENTIER, JR., PRESIDENT AND CHIEF EXECUTIVE OFFICER; AND FRED H. WOFFORD, VICE PRESIDENT - OPERATIONS.

   For further analysis of 2003 and a look ahead, I would recommend to you our annual Manager Roundtable, which begins on page 12. This year's Roundtable is especially insightful, as the managers summarize their varying styles and strategies, allowing shareholders to see and compare the differences (a source of the diversification that is among the Fund's primary attributes). In addition, in a departure from past Roundtables, we at LAMCO offer our own comments at the end of each discussion point, allowing shareholders to gain better insights into the perspective we bring to Fund management.

   In summary, we are very pleased with the Fund's performance in 2003 as well as with its long-term results. We are optimistic over prospects for 2004, but realistically believe that it will be extremely difficult to top 2003. That may be for the better. A sound if unspectacular year may be in investors' best long-term interests.

   Be assured that as we move forward your team here at LAMCO remains dedicated to the Fund's founding principles, to integrity in all that we do, and to managing with our shareholders' best interests first and foremost. We thank you for your ongoing support of the Fund.


Sincerely,

/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund

UNIQUE FUND ATTRIBUTES

MULTI-MANAGEMENT

[GRAPHIC]

Multi-management is the process of allocating Fund assets among several carefully selected investment managers with complementary investment styles. That is an important factor distinguishing Liberty All-Star Equity Fund from other funds. The Fund doesn't have one investment manager, but five. Why? Multi-management is intended to diversify the Fund and lower risk. Three of the Fund's managers have a value style of investing and two are growth style managers. This mix of styles recognizes that any single style rotates in and out of favor as investor sentiment shifts. Individually, the five managers may experience volatility as a result of the ever-changing forces that shape the market. At the portfolio level, however, the blending of differing styles and strategies can dampen volatility and produce more consistent long-term returns. Multi-management is widely practiced by large institutional investors, such as endowments, foundations and pension plans. It is found far less frequently in funds in which individuals can invest. Liberty Asset Management Company (LAMCO), the Fund manager, was among the first investment firms to bring multi-management to individual investors when Liberty All-Star Equity Fund was founded in 1986.

        AS ADVISOR TO THE ALL-STAR EQUITY FUND, LIBERTY ASSET MANAGEMENT

CLOSED-END STRUCTURE

[GRAPHIC]

Liberty All-Star Equity Fund is a closed-end fund, a characteristic that distinguishes it from most investment funds, which are open-end mutual funds. An open-end mutual fund creates or redeems shares continuously as money flows into or out of the fund. Closed-end funds, by contrast, have a fixed number of shares that are traded between investors on a stock exchange (the Fund is listed on the New York Stock Exchange but trades on other exchanges, as well). Why does closed-end versus open-end matter to investors? An exchange-traded, closed-end fund is bought and sold just like the shares of other publicly traded securities. Pricing is intra-day - not just end-of-day, as is the case with open-end mutual funds. A transaction price is continuously available and there are no annual sales fees. From the perspective of the five investment managers, the Fund's closed-end structure gives them the confidence of knowing that they will not experience sharp inflows or outflows of assets. Thus, they are able to focus on stock selection and investing for the long term instead of being influenced by cash flows that can occur at inappropriate times. Finally, closed-end funds do not have minimum transaction or balance requirements and do not incur ongoing costs associated with distributing their shares, often resulting in lower expense ratios.

         COMPANY (LAMCO) ADDS VALUE FOR INVESTORS BY PRACTICING A WELL-

PROFESSIONAL MANAGEMENT

[GRAPHIC]

Investors in Liberty All-Star Equity Fund benefit from having multiple levels of investment professionals acting on their behalf. At the first level, the professionals at LAMCO research and evaluate a broad universe of investment management firms, selecting those few that meet a rigorous set of criteria. Once chosen, the investment managers are closely monitored by LAMCO, which considers a range of factors, including their investment performance. The investment managers themselves represent the second level. The investment managers chosen for Liberty All-Star Equity Fund are institutional-quality managers - "all-stars" in their field - and operate independently of LAMCO. That means there are no affiliations or alliances with the investment managers, and that they have just one mandate: consistent implementation of their style and strategy in pursuit of good performance. At the third level is the Fund's independent Board of Trustees. This Board, elected by the shareholders, has oversight responsibility for Fund operations to ensure that decisions reflect the shareholders' best interests.

             DEFINED AND DISCIPLINED INVESTMENT MANAGEMENT PROCESS.

ACCESS TO LEADING INVESTMENT MANAGERS

[GRAPHIC]

Manager selection is perhaps the critical decision for any investor. There are thousands of investment management firms from which to choose, and their long-term investment performance varies widely. Many of the most sought-after investment managers are closed to new investors and many of the best performing managers invest only for institutions, not individuals. LAMCO provides Fund shareholders with access to these leading investment managers. In the search for managers, LAMCO calls on the expertise of its professional staff, state-of-the-art analytical tools and years of experience in the investment industry. In selecting investment managers for the Fund, LAMCO conducts in-depth research and rigorous due diligence, focusing on the "four Ps" ... that is, each manager's philosophy, process, people and performance. We seek investment management firms that have demonstrated a consistent application of their style (instead of abandoning their style when it is temporarily out of favor) and a clearly articulated, disciplined investment process. We also want to see a well-managed organization and continuity among a firm's investment professionals.

              LAMCO BRINGS OBJECTIVITY, EXPERIENCE AND EXPERTISE TO

ONGOING MONITORING AND REBALANCING

[GRAPHIC]

It's not enough to simply select all-star investment managers. Constant vigilance is required to ensure that each is performing up to expectations and contributing to Fund performance. Like all businesses, investment management firms can change over time. Ownership and key personnel can change. Market pressures may lead a firm to deviate from its investment style and strategy. Individual investors often have difficulty knowing that the fund in which they originally invested has changed. LAMCO's active monitoring guards against that. We analyze the Fund's investment managers' trading activity and the characteristics of their holdings to confirm that they are adhering to their style and performing well relative to their peers. We also evaluate changes in key decision makers, should they occur. When warranted, LAMCO replaces managers. This has happened 12 times during the Fund's 17-year history. LAMCO also proactively rebalances the Fund when necessary. Portfolio rebalancing maintains the Fund's structural integrity and is a well-recognized risk management tool. Disciplined, periodic rebalancing keeps the Fund's assets equally divided among its five investment managers. Owing to shifting market sentiment and their differing styles and strategies, the investment managers will perform differently over time. This can unbalance the portfolio. When this happens, LAMCO "locks in" profits by taking assets from the managers whose style and strategy have been in favor and giving them to those whose style and strategy have been out of favor. While this seems counterintuitive, it is really a case of taking money from today's winners and redeploying it among tomorrow's.

           CONSTRUCTING AND MONITORING A MULTI-MANAGED PORTFOLIO, AND

DISTRIBUTION POLICY

[GRAPHIC]

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate of 10 percent of net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders. Because a portion of the portfolio is turned over when an investment manager is replaced (often generating realized capital gains), the Fund's multi-management investment approach and the payout policy complement one another. Recognizing the diverse needs of the Fund's shareholders, LAMCO also offers an Automatic Dividend Reinvestment and Cash Purchase Plan. Some investors prefer their dividends in the form of cash. Others reinvest their dividends in additional Fund shares, thus letting their dividends compound over time. The Cash Purchase feature allows shareholders to make additional investments in the Fund on a monthly basis. LAMCO rounds out its services for shareholders by providing a range of tools, such as a Web site at www.all-starfunds.com; communications, such as monthly updates and quarterly reports; and shareholder assistance via toll-free telephone at 1-800-LIB-FUND.

           IS DEDICATED TO THE LONG-TERM SUCCESS OF FUND SHAREHOLDERS.

MULTI-MANAGEMENT HAS PRODUCED MORE CONSISTENT RETURNS

The narrative on the preceding six pages is intended to focus on the unique attributes of the Fund. This chart demonstrates the long-term outcome of these attributes, particularly the Fund's multi-management structure. Most mutual funds are run by a single portfolio manager or an internal team of managers pursuing a particular investment style, whether it's growth or value. But styles go in and out of favor. A style that outperforms on a relative basis one year may disappoint the next, leading to higher volatility. As discussed in our Fund Attributes feature, LAMCO utilizes multi-management, that is, combining managers who practice different investment styles to reduce volatility while producing competitive returns.

   All-Star's long-term track record provides clear testimony to the value of the multi-management strategy. The chart below demonstrates that since All-Star's first full calendar year of operation 17 years ago, the Fund has achieved better-than-average returns and better-than-average consistency compared with peer funds in the Lipper Large-Cap Core universe.

[CHART]

Each dot represents the 17-year return and consistency record ending December 31, 2003, of each fund in the universe of 56 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that has a 17-year history.

   Consistency is measured by the volatility of "non-market" monthly returns, calculated by subtracting the return of the S&P 500 Index from each mutual fund's return. The lower the volatility, the higher the consistency of results compared with the stock market.

                                   INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND'S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

[CHART]

SCHNEIDER CAPITAL MANAGEMENT
VALUE/Companies that are overlooked and undervalued where the firm expects a rebound in earnings.

PZENA INVESTMENT MANAGEMENT, LLC
VALUE/Companies with low price-to-normalized earnings ratios that have the ability to generate earnings recovery.

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
VALUE/Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

MASTRAPASQUA ASSET MANAGEMENT, INC.
GROWTH/Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

TCW INVESTMENT MANAGEMENT COMPANY
GROWTH/Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

                            INVESTMENT STYLE SPECTRUM

          VALUE                                                 GROWTH

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 2003
(UNAUDITED)

                                                             BOSTON       MASTRA-                  TOTAL          S&P
                                   SCHNEIDER     PZENA      PARTNERS      PASQUA         TCW        FUND        500 INDEX
Number of Holdings                      49          37           36           37           28         169*           500

Percent of Holdings in Top 10           45%         40%          45%          38%          55%         17%            23%

Weighted Average Market
Capitalization (billions)           $   12       $  31      $    49       $   39        $  59      $   38        $    90

Average Five-Year
Earnings Per Share Growth               (1)%        10%          13%           4%          13%          8%             9%

Dividend Yield                         1.0%        2.0%         1.4%         0.3%         0.3%        1.0%           1.6%

Price/Earnings Ratio                    26x         14x          15x          28x          34x         21x            21x

Price/Book Value Ratio                 2.6x        2.7x         3.0x         4.7x         6.1x        3.5x           4.2x

*Certain holdings are held by more than one manager.

MANAGER/LAMCO ROUNDTABLE

THEIR GROWTH OR VALUE STRATEGY LEADS THE MANAGERS TO INVEST DIFFERENTLY, BUT THEY ARE ALIKE IN ADHERING TO A DISCIPLINED PROCESS

FUND STRUCTURE - IN PARTICULAR, MULTIPLE GROWTH AND VALUE INVESTMENT MANAGERS - PROVED REWARDING FOR SHAREHOLDERS IN 2003. IN THIS ROUNDTABLE, THE MANAGERS REFLECT ON THEIR INDIVIDUAL STYLE AND STRATEGY AS THEY DISCUSS THEIR APPROACHES AND TAKE ON ISSUES RANGING FROM GLOBALIZATION TO PROSPECTS FOR THE STOCK MARKET.

Continuing a tradition, the Fund's manager, Liberty Asset Management Company (LAMCO), recently had the opportunity to moderate another annual roundtable with the Fund's five investment managers. In a departure from past practice, in this roundtable LAMCO offers its perspective - as a further insight for investors - at the conclusion of the discussion on each point.

   The managers' comments clearly reflect their investment orientation - growth or value. However, in reading this roundtable, Fund shareholders should note how all the managers have a clearly defined philosophy and adhere rigorously to their investment process. Diversification of styles and strategies is a Fund strength, while quality is the common characteristic shared by the managers. The participating investment managers and their styles are:

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE MANAGERS' VIEWS AND LAMCO'S PERSPECTIVE AT THE TIME OF THE DISCUSSION (JANUARY 2004) AND ARE SUBJECT TO CHANGE.

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
PORTFOLIO MANAGER/Mark E. Donovan, CFA,
Chairman, Equity Strategy Committee

INVESTMENT STYLE/Value - Boston Partners invests in undervalued companies that have sound business fundamentals and positive business momentum. The firm searches for companies with low price-to-earnings and price-to-book value ratios where a catalyst for positive change has been identified.

MASTRAPASQUA ASSET MANAGEMENT, INC.
PORTFOLIO MANAGER/Frank Mastrapasqua, Ph.D.,
Chairman and Chief Executive Officer

INVESTMENT STYLE/Growth - Mastrapasqua uses proprietary screens, in-house research and direct contact with managements to select growth companies with compelling valuations. Mastrapasqua focuses on companies with proven competitive advantage and profitability records. A proprietary risk-adjusted price-to-earnings ratio is computed and compared to an independently derived long-term earnings growth rate. Companies selected for investment have projected growth rates that exceed the risk-adjusted price-to-earnings ratio.

PZENA INVESTMENT MANAGEMENT, LLC
PORTFOLIO MANAGER/Richard S. Pzena,
Managing Principal and Chief Executive Officer

INVESTMENT STYLE/Value - Pzena uses fundamental research and a disciplined process to identify good companies that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings. Companies in the portfolio have a sustainable business advantage and a sound business plan to restore earnings to normal.

SCHNEIDER CAPITAL MANAGEMENT
PORTFOLIO MANAGER/Arnold C. Schneider, III, CFA,
President and Chief Investment Officer

INVESTMENT STYLE/Value - The firm practices a disciplined fundamental approach to add value over time. Research focuses on uncovering new ideas in the belief that the broader market is slow to react to change, particularly where out-of-favor stocks are concerned. Owning these stocks before they experience a rebound in earnings and come to the attention of other investors creates the opportunity for price appreciation before fundamentals warrant the stock be sold.

[SIDENOTE]

"WE'RE TRYING TO FIND GOOD COMPANIES WHEN THEIR SHARE PRICES GET VERY DEPRESSED RELATIVE TO THE ABILITY OF THE UNDERLYING BUSINESS TO GENERATE EARNINGS AND CASH FLOW OVER THE LONG TERM."

                                                                     RICH PZENA,
                                                     PZENA INVESTMENT MANAGEMENT
                                                                         (VALUE)

TCW INVESTMENT MANAGEMENT COMPANY

PORTFOLIO MANAGER/Glen E. Bickerstaff, Vice Chairman

INVESTMENT STYLE/Growth - TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. Its concentrated growth equity strategy seeks leading companies with distinct advantages in their business model and an inherent edge over their competitors. Research plays a critical role in the selection process, and the investment horizon is long term.

LAMCO: Having all the investment managers participate in a Roundtable is an excellent opportunity for Fund shareholders to compare the varying investment approaches that are combined to form the Liberty All-Star Equity Fund. Thus, we'd like to open by asking you to briefly summarize your investment philosophy and approach. Rich Pzena, you're the newest investment manager for the Fund, so we'll give you the honor of starting off.

PZENA (PZENA INVESTMENT MANAGEMENT - VALUE): We are old-fashioned value investors. Some people would use the term "deep value." We think of it in a fairly straightforward way: We're trying to find good companies when their share prices get very depressed relative to the ability of the underlying business to generate earnings and cash flow over the long term. We approach these businesses with a fairly healthy dose of realism; that is, you don't get to buy the best businesses with the fastest growth rates and the wonderful management teams and all of the characteristics that everybody wants for the simple reason that they don't sell for a low price. Many times, however, there are good businesses that do get marked down, generally because something has gone wrong. Our whole philosophy is to try and identify those companies and then make the judgment as to which ones are really good businesses where the problems are only temporary.

LAMCO: Mark Donovan, summarize Boston Partners' approach, please.

DONOVAN (BOSTON PARTNERS - VALUE): Our investment philosophy is based on three key principles: a value discipline, focused internal research and risk aversion. This philosophy is executed through a bottom-up strategy in which we work to identify undervalued companies with strong business fundamentals and a positive business outlook. While each of these individual elements is an important component in the investment process, companies demonstrating all three characteristics generally provide superior performance over a long-term investment horizon.

LAMCO: Let's hear from the third value manager, Arnie Schneider.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): We believe that disciplined value investing, built on a research-driven foundation, can deliver investment success over time. Promising opportunities can be found among securities that are most deeply undervalued relative to their future earnings potential. Our research process is geared toward identifying securities with low investor expectations that are temporarily trading at a substantial discount to their underlying business value.

LAMCO: Let's turn to the two growth managers and ask Glen Bickerstaff and Frank Mastrapasqua to summarize their respective approaches.

BICKERSTAFF (TCW - GROWTH): We believe superior returns can be achieved by maintaining a long-term perspective and emphasizing the highest quality companies that have open-ended growth opportunities. We construct concentrated, conviction-weighted portfolios of companies that possess sustainable competitive advantages, allowing them to capitalize on long-term growth opportunities.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): Our investment philosophy is to build client wealth through disciplined portfolio management. We are a sector focused, large-to-mid capitalization growth manager. We analyze investments using our proprietary screens, in-house research and direct contact with companies, striving to grow investment principal without excess exposure to risk. Independent

[SIDENOTE]

"OUR INVESTMENT PHILOSOPHY IS BASED ON THREE KEY PRINCIPLES: A VALUE DISCIPLINE, FOCUSED INTERNAL RESEARCH AND RISK AVERSION."

                                                                   MARK DONOVAN,
                                                         BOSTON PARTNERS (VALUE)
research gives us a competitive advantage. Our analysts evaluate company growth potential, which includes market share prospects, financial condition, key components of earnings and cash flow growth, execution of management's vision, and competitive advantage. We utilize a proprietary valuation process called the GRAD Point methodology (Growth to Risk-Adjusted Differential), which risk-adjusts the price-to-earnings ratio and compares it to the 3- to 5-year earnings per share projected growth rate.

LAMCO PERSPECTIVE: THE INVESTMENT MANAGERS' RESPONSES CLEARLY HIGHLIGHT THE DIVERSIFICATION THAT THE FUND OFFERS TO SHAREHOLDERS. THE MANAGERS NOT ONLY PURSUE DIFFERENT INVESTMENT STYLES - GROWTH AND VALUE - BUT DIFFERENT SUBSTYLES, PHILOSOPHIES AND INVESTMENT PROCESSES. THE COMMON CHARACTERISTIC THAT ALL FIVE MANAGERS SHARE IS QUALITY. WE AT LAMCO LOOK FOR THE SAME QUALITY ATTRIBUTES IN THE INVESTMENT MANAGERS THAT THE INVESTMENT MANAGERS LOOK FOR IN PORTFOLIO
COMPANIES: A CLEAR VISION AND WELL-ARTICULATED STRATEGY; PROPRIETARY ADVANTAGE, SUCH AS RESEARCH; SMART, SEASONED MANAGEMENT; CONTINUITY AMONG KEY PERSONNEL; AND A SOLID RECORD OF PERFORMANCE COMPARED TO THEIR PEERS.

LAMCO: In a vein similar to our first discussion point, this roundtable also gives us an opportunity to compare top-down and bottom-up investment approaches. To what extent are you more a bottom-up manager or a top-down manager? Or do you factor both perspectives into your thinking? Let's take responses in reverse order this time, leading with you, Frank Mastrapasqua.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): We combine both the top-down and bottom-up approach. Over the years, our above-average investment performance is primarily derived from both our sector and individual company selections.

BICKERSTAFF (TCW - GROWTH): We do some of both but we are not market timers. We do not think we have any advantage over other investors in guessing what will become fashionable in the stock market. Moreover, we do not place a lot of faith in the accuracy of economists' forecasts. We are primarily bottom-up investors. We spend most of our time evaluating companies, their addressable markets and the competitive environment in which they operate. Additionally, however, we do try to identify long-term secular trends that create open-ended growth opportunities for leading companies.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): We employ more of a bottom-up approach that focuses on analysis of the financial and investment potential of individual companies. Our investment decisions are not based on predicting, for example, the pace of global economic growth, the direction of interest rates or major demographic trends.

DONOVAN (BOSTON PARTNERS - VALUE): Although we pay attention to the macro events unfolding around the globe, Boston Partners is first and foremost a bottom-up, research-driven manager. Our bottom-up approach to investing combines quantitative screening (10 percent of the process) with comprehensive fundamental analysis (90 percent of the process) and is applied across all equity investments.

PZENA (PZENA INVESTMENT MANAGEMENT - VALUE): We focus on opportunities as they present themselves from the bottom-up, using a disciplined investment process to implement our intensive proprietary research. Our investment process involves several steps. First, we rank the 500 largest U.S.-listed companies from cheapest to most expensive on the basis of price-to-normalized earnings. Next, we focus our research efforts on companies in the most undervalued 20 percent of the universe. Third, we perform rigorous, in-depth analysis typically culminating in discussions with senior company management. Fourth, we refine our earnings model and make a final investment decision. Then, we continually monitor and evaluate each position, including follow-up visits to or discussions with senior management.

LAMCO PERSPECTIVE: THE INVESTMENT MANAGERS WE SELECTED

[SIDENOTE]

"WE ANALYZE INVESTMENTS USING OUR PROPRIETARY SCREENS, IN-HOUSE RESEARCH AND DIRECT CONTACT WITH COMPANIES, STRIVING TO GROW INVESTMENT PRINCIPAL WITHOUT EXCESS EXPOSURE TO RISK."

                                                             FRANK MASTRAPASQUA,
                                                   MASTRAPASQUA ASSET MANAGEMENT
                                                                        (GROWTH)

PLACE THEIR EMPHASIS ON BEING GOOD STOCK PICKERS. THEY DON'T IGNORE THE MACRO ENVIRONMENT, BUT THEIR FOCUS IS ON FINDING SOLID COMPANIES WITH EXCELLENT PROSPECTS.

LAMCO: There's a collective sigh of relief now that 2003 has gone down in the history books as a positive year for equity investors. Looking back from the perspective of your investment style (either value or growth), how would you summarize the stock market during 2003? Why don't we ask the growth style managers to lead off, starting with Glen Bickerstaff.

BICKERSTAFF (TCW - GROWTH): Two thousand three appears to have been a fairly normal recovery from a bear market bottom, which was reached in October of 2002. Since that time, the economy has improved, sentiment is a bit better, valuations are a little higher and interest rates are a bit lower. Those economically-sensitive stocks whose fortunes are most keenly impacted by the economic cycle were generally the best performers.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): The fundamental revenue and earnings recovery began for most companies in 2002 while the stock market continued falling into the fall months of 2002, reflecting concerns over corporate malfeasance and Afghanistan/Iraq. The 2003 market recovery largely gets us back to the early 2002 levels, but does not yet fully reflect continuing earnings gains that are consistently being reported above consensus estimates. Accelerating economic growth in 2003 fostered the earnings rebound.

LAMCO: How do the value managers view 2003? Let's ask Mark Donovan to start.

DONOVAN (BOSTON PARTNERS - VALUE): Two thousand three was an exciting year for investors, yet a puzzling year for professional money managers. Fundamentals and valuations were ignored for a majority of the year and the top performing stocks were the smaller cap companies with a share price less than $5 and that, for the most part, were losing money. The good news for those managers that did not focus on this universe exclusively is that virtually every style and asset class posted positive performance. What we tend to forget is that investing is a long-term process, and regardless of the volatility experienced over the last four years, the long-term track record of the equity markets is close to its historical norm.

LAMCO: Let's hear from Arnie Schneider and Rich Pzena.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): Strong growth in global economies and U.S. corporate profits, combined with persistently low interest rates, contributed to the healthy advance in equity prices. However, we believe that a dramatic improvement in investor sentiment and confidence played an equally important role in the rise in equity prices. Investors finally curbed their excessive worry and hand-wringing in the face of mounting evidence of a self-sustaining, synchronized and global economic expansion.

   The market recovery was a relief to investors, but it is worth noting that the Russell 3000 Index, which represents the broad U.S. equity market, ended the year 25 percent below the all-time high reached in March 2000. The strong advance also brought the index only to the level it had first crossed back in December 1998.

PZENA (PZENA INVESTMENT MANAGEMENT - VALUE): Two thousand three was an outstanding year for equities, as economically-sensitive stocks drove returns. Growth and value performed about equally, but small cap stocks outperformed large caps. Our portfolio benefited from

[SIDENOTE]

"OUR RESEARCH PROCESS IS GEARED TOWARD IDENTIFYING SECURITIES WITH LOW INVESTOR EXPECTATIONS THAT ARE TEMPORARILY TRADING AT A SUBSTANTIAL DISCOUNT TO THEIR UNDERLYING BUSINESS VALUE."

                                                                ARNIE SCHNEIDER,
                                                    SCHNEIDER CAPITAL MANAGEMENT
                                                                         (VALUE)

"WE CONSTRUCT CONCENTRATED, CONVICTION-WEIGHTED PORTFOLIOS OF COMPANIES THAT POSSESS SUSTAINABLE COMPETITIVE ADVANTAGES, ALLOWING THEM TO CAPITALIZE ON LONG-TERM GROWTH OPPORTUNITIES."

                                                               GLEN BICKERSTAFF,
                                                                    TCW (GROWTH)
overweight positions in deeply undervalued companies sensitive to the economic cycle that were revalued based on the accelerating economic recovery.

LAMCO PERSPECTIVE: THE MANAGERS WERE WELL POSITIONED TO PARTICIPATE IN A RECOVERING ECONOMY AND A REBOUNDING STOCK MARKET, AS EVIDENCED BY THE FUND'S 41 PERCENT-PLUS RETURN BASED ON NET ASSET VALUE IN 2003. PERHAPS EVEN MORE GRATIFYING, THE FUND RANKED IN THE SECOND PERCENTILE AMONG ITS PEER FUNDS IN THE LIPPER LARGE-CAP CORE MUTUAL FUND AVERAGE, I.E., IT OUTPERFORMED 98 PERCENT OF THE FUNDS IN ITS PEER GROUP. LONGER-TERM FUND PERFORMANCE IS ALSO WELL AHEAD OF MOST PEER FUNDS, AS THE FUND RANKS IN THE TENTH PERCENTILE FOR THE PAST THREE YEARS AND IN THE ELEVENTH PERCENTILE FOR THE PAST FIVE YEARS.

LAMCO: Liberty All-Star Equity Fund may be a domestic equity fund - but it (like any other domestic fund) is surely subject to perhaps the most pervasive force of our era: globalization. The pluses and minuses of globalization are frequently debated - sometimes heatedly. As an investor, how do you seek to benefit from the upside of globalization, and how do you seek to protect yourself from its downside? Let's hear from the value managers first - Arnie Schneider, Rich Pzena and Mark Donovan.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): The emergence of countries such as China and India on the global economic scene will present both opportunities and challenges to investors in U.S. stocks. As a result, it is important to understand the competitive advantages and disadvantages that these countries possess when assessing the merits of a particular investment. For example, China's lack of several key natural resources presents an opportunity for countries and companies that own or transport them. China will need to import massive amounts of industrial commodities such as alumina, copper and iron ore to support their manufacturing sector, as well as large public investments in the country's infrastructure. On the other hand, China and India possess a huge competitive advantage in providing many products and services that have a large labor component. Their low-cost labor pools will become increasingly productive and better-educated over time, and will continue to exert pressure on global prices for many products and selected services.

PZENA (PZENA INVESTMENT MANAGEMENT - VALUE): Given our bottom-up orientation, we feel the answers to the dilemma are often business-specific. As investors, we focus on companies that have taken advantage of lower cost locations and moved facilities to remain competitive. One good example that we own in the All-Star portfolio is Whirlpool, a company that is actively developing its global manufacturing footprint, which will enhance its ability to supply low cost manufacturing solutions to all the major markets it serves worldwide. To protect on the downside, we analyze a company's cost position vis-a-vis its global competitors to get comfortable that it is not structurally disadvantaged from a manufacturing cost perspective.

DONOVAN (BOSTON PARTNERS - VALUE): Globalization is positive for all investors as it results in the survival of the fittest. This is consistent with the long-term nature of investing. As an investment manager, we attempt to benefit from this process by investing in "best of class" companies or companies with a distinct competitive advantage versus their peers. Maintaining a competitive advantage will help sustain growth in market share and increase profitability. A disciplined process - one that can identify trends - is one way in which an investor can change course before an investment becomes the bottom of the food chain.

[SIDENOTE]

"IMPROVING ECONOMIC CONDITIONS ABROAD - PARTICULARLY IN JAPAN AND EUROPE - AND CONTINUED HIGH GROWTH IN CHINA PLACE MULTINATIONALS IN A UNIQUE POSITION TO EXPERIENCE UPSIDE EARNINGS LEVERAGE."

                                                             FRANK MASTRAPASQUA,
                                                   MASTRAPASQUA ASSET MANAGEMENT
                                                                        (GROWTH)

"GLOBALIZATION IS POSITIVE FOR ALL INVESTORS AS IT RESULTS IN THE SURVIVAL OF THE FITTEST. THIS IS CONSISTENT WITH THE LONG-TERM NATURE OF INVESTING. AS AN INVESTMENT MANAGER, WE ATTEMPT TO BENEFIT FROM THIS PROCESS BY INVESTING IN 'BEST OF CLASS' COMPANIES..."

                                                                   MARK DONOVAN,
                                                         BOSTON PARTNERS (VALUE)

LAMCO: Glen Bickerstaff, how does a growth manager look at globalization?

BICKERSTAFF (TCW - GROWTH): Globalization, to us, is the widening of the playing field and the upping of the ante for all players. Customers, worldwide, now have unprecedented access to the best products at the most advantageous prices and terms. This means great companies have a much larger opportunity and weak companies become that much more vulnerable.

LAMCO: Frank Mastrapasqua, what's your perspective on globalization?

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): Improving economic conditions abroad - particularly in Japan and Europe - and continued high growth in China place multinationals in a unique position to experience upside earnings leverage. The expansion of corporate markets and the enhanced ability of corporations to lower costs are the earnings drivers. All companies in the portfolio benefit directly or indirectly from these two very positive trends. The often-stated negatives to globalization are the loss of manufacturing jobs and the loss of industries that could be critical to national defense. Our portfolio companies have essentially no exposure to these potential downsides of globalization.

LAMCO PERSPECTIVE: THE MANAGERS' CONSENSUS IS THAT THE FUND IS POSITIONED TO BENEFIT MORE FROM GLOBALIZATION THAN IT IS TO BE HARMED BY IT. WE WOULD AGREE. IN SOME CASES, IT'S A MATTER OF TAKING ADVANTAGE OF A LARGER OPPORTUNITY SET, IN OTHERS IT'S STEPPING UP TO MEET THE RIGORS OF COMPETING WITH WORLD-CLASS COMPANIES. GLOBALIZATION IS NOT WITHOUT CHALLENGES, BUT STRONG COMPANIES OPERATING IN A MARKET-BASED ECONOMY LIKE OURS TYPICALLY ADAPT AND ADJUST TO STAY ON THE LEADING EDGE.

LAMCO: What issue or potential problem most concerns you going forward? And the reverse: what are you most sanguine about? Let's ask the growth managers to take this one first, starting with Frank Mastrapasqua.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): The risk of terrorist activities remains an ever-present concern. In addition, in spite of powerful productivity and low utilization constraints on inflation, the continuation of a weak dollar could potentially introduce rising inflation expectations. However, our competitive position in world markets improves and near term profits are enhanced by the dollar's decline. The tax cut and monetary stimulus are driving above-average growth rates that should be sustainable through at least 2004 and form the backdrop for further upside earnings surprises. Furthermore, a suppressed capital spending environment over the last three years is being replaced by a "need" to modernize.

BICKERSTAFF (TCW - GROWTH): We are sanguine about the profit power of leading companies and the sustainability of the global synchronized economic recovery. We have a powerful backdrop for strong cash flow growth. Alternatively, we are concerned that we may see interest rate increases in 2004 that could lead to a contraction in price/earnings multiples. With the economic expansion underway, the Fed has an opportunity to build rates back up, without derailing the recovery. It is the Fed's job to pre-empt inflation and cool an overheated economy. The current discount rate is well below where it could even begin to have any effect. In order for the Fed to put itself in a position where rate increases could have an effect it may need to establish a threshold that is meaningfully above where we are today. It is hard to say when the Fed makes its move, how far it goes and over what time period, but, all things being equal, higher rates will mean lower P/Es.

LAMCO: How about the value managers' thoughts? What do you feel good about and what worries you, Rich Pzena?

PZENA (PZENA INVESTMENT MANAGEMENT - VALUE): Our greatest concerns involve potential shocks or disruptions to the economy. A sharp spike in interest rates could put company growth rates and profits at risk due to the high level of household debt. Given the recent

[SIDENOTE]

"WE ARE SANGUINE ABOUT THE PROFIT POWER OF LEADING COMPANIES AND THE SUSTAINABILITY OF THE GLOBAL SYNCHRONIZED ECONOMIC RECOVERY. WE HAVE A POWERFUL BACKDROP FOR STRONG CASH FLOW GROWTH."

                                                               GLEN BICKERSTAFF,
                                                                    TCW (GROWTH)
market run, we worry that current expectations might be met with disappointment.

   On the other side of the coin, we feel that the current market environment favors money managers with a disciplined, research-oriented approach to investing, such as ours, as the macro opportunities created by market distortions during the bubble-and-bust period have been virtually eliminated. We've always believed it takes two things to win in investing over the long term
- intensive research coupled with a disciplined investment process.

LAMCO: Share your views, please, Mark Donovan and Arnie Schneider.

DONOVAN (BOSTON PARTNERS - VALUE): Despite our bottom-up approach, one issue that gives us concern is the current weakness in the U.S. dollar. Continued weakness will most likely add to the upward pressure on interest rates, which may have a direct effect on the stock market. We are most sanguine on the current trend in corporate profitability. We believe that earnings trends are sustainable given corporate America's success at de-levering its balance sheet and increasing productivity.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): A concern is the fate of the dollar, as it adds an uncertain element to the outlook. The dollar's decline in 2003 was, in our judgment, both orderly and justified, but a full-blown dollar crisis would be very disruptive. On a trade-weighted basis, its value still stands about 7 percent above the 1990s average and 17 percent above the low it reached in 1995. In the short term, the decline may boost sales and employment in many industries, as well as increase the dollar value of profits earned abroad by U.S. multinationals. Although the risk is fairly low, a large, abrupt decline could upset the financial markets and spill over into the real economy. Now that we are a "debtor" nation that runs up chronically large deficits in our accounts with non-U.S. economies, our long-term financial health is increasingly dependent on the willingness of foreigners to purchase and hold larger and larger amounts of our stocks, bonds and money market instruments. It is difficult to predict the circumstances that might disrupt the status quo, but the effects would be unfriendly and unwelcome to U.S. investors.

   On the positive side, the U.S. and China played a large part in jump-starting the global economic recovery. However, we think investors may have underestimated the ability of other emerging markets, such as India and Brazil, to contribute to the next leg of the global expansion. Most emerging markets countries have been experiencing positive economic growth and can be expected to grow at twice the rate of developed economies. Their historical dependence on exports to developed markets is decreasing, as the larger emerging markets are establishing more trade within their regional economies. In addition, the mounting prosperity of the local populations has increased domestic demand and consumption. Finally, emerging markets' overall balance of payments and foreign reserves picture has improved.

LAMCO PERSPECTIVE: PERSISTENT WEAKNESS IN THE DOLLAR IS A PRIMARY CONCERN TO TWO MANAGERS, AND TWO MANAGERS ARE ESPECIALLY SANGUINE ABOUT IMPROVED CORPORATE PROFITABILITY. THERE IS NO OVERRIDING CONSENSUS, HOWEVER - AND THAT IS A POSITIVE, AS THE INVESTMENT MANAGERS ARE ADDRESSING A BROAD RANGE OF POTENTIAL PROBLEMS AND OPPORTUNITIES. OVERALL, WE BELIEVE SHAREHOLDERS SHOULD NOTE THE THOUGHTFULNESS OF THE RESPONSES AS A CLEAR INDICATION THAT THE INVESTMENT MANAGERS ARE SENSITIVE TO RISK SCENARIOS, YET RECEPTIVE TO OPPORTUNITIES. COLLECTIVELY, THEIR VIEWS COULD BE SUMMARIZED AS "THE GLASS IS HALF FULL."

LAMCO: This has been a great discussion. Now, we'd like to see how the managers' varying investment approaches and thoughts on the current environment are playing out in terms of stock picks. We'd like to ask each of you to name one stock that you've added to the portion of the Liberty All-Star Equity Fund that you manage. Let's see what a value manager and what a growth manager have added. Arnie Schneider, we'll stay with you on the value side and ask Frank Mastrapasqua to give us the growth pick.

[SIDENOTE]

"... THE CURRENT MARKET ENVIRONMENT FAVORS MONEY MANAGERS WITH A DISCIPLINED, RESEARCH-ORIENTED APPROACH TO INVESTING, SUCH AS OURS ... AS MARKET DISTORTIONS DURING THE BUBBLE-AND-BUST PERIOD HAVE BEEN VIRTUALLY ELIMINATED."

                                                                     RICH PZENA,
                                                     PZENA INVESTMENT MANAGEMENT
                                                                         (VALUE)

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): Boeing is a significant holding in the portion of the Fund that we manage. The company will benefit from the eventual gradual recovery of the global airline and air travel industries, as 2003/2004 will mark the trough of new aircraft deliveries. Although the industry is suffering through the worst downturn in the history of commercial aviation, Boeing's commercial aircraft division has remained profitable due to aggressive cost cutting and an acute focus on return on capital. Additionally, nearly 50 percent of the company's $50 billion in revenue is derived from its leading-edge military business, which has industry-leading returns. The stock became very cheap last spring and summer relative to our estimates of the firm's earnings potential.

MASTRAPASQUA (MASTRAPASQUA ASSET MANAGEMENT - GROWTH): We like Alcon, Inc., a company with a broad product portfolio in ophthalmology. The company recently launched the next generation intraocular lens, the first lens to protect from ultraviolet light. The company is in phase III clinical trials for Retaane for treating age-related macular degeneration (AMD), currently an untreatable disease affecting 5 million individuals in the U.S. alone. The company is also on track for a launch of the INFINITI, a next generation laser system for cataract surgery.

LAMCO: Two interesting picks. Let's compare stocks that our other two value managers like. Rich Pzena and Mark Donovan, what do you like and why?

PZENA (PZENA INVESTMENT MANAGEMENT - VALUE): We recently added Sara Lee to the portfolio. Sara Lee is a consumer products company that competes in five segments: meats, bakery, beverage, household products and underwear. Despite having brands with leading positions - e.g., Hanes, Jimmy Dean and Hills Brothers - and strong cash flow, Sara Lee has struggled in recent years due to poor acquisitions and marketing strategies, and the stock is priced as if these problems are likely to recur in the future. In contrast, we see a stable set of businesses where management is focused on improving key brands and deploying cash effectively - in other words, no large acquisitions. At around $21 a share, Sara Lee represents significant value just above eight times our normal earnings estimate of $2.50.

DONOVAN (BOSTON PARTNERS - VALUE): A recent addition to the portfolio was Xerox. We believe that Xerox is clearly on the path to recovery after several years of exceedingly weak results. Xerox is experiencing strong sales growth trends for its digital and color imaging products, which are gaining share in the enterprise market. This growth is being masked by the ongoing run-off of Xerox's older, analog products. As we approach the time when analog sales virtually disappear, we believe investors will better appreciate the success Xerox is having with its newer products. Xerox continues to make significant strides in improving its balance sheet, as management is committed to attaining an investment-grade credit rating.

LAMCO: Likewise, very interesting. Glen Bickerstaff, let's return to the growth side and ask you to wrap things up with your pick.

BICKERSTAFF (TCW - GROWTH): Our newest purchase is Starbucks. The company enjoys true product advantage, as it is able to charge premium prices for coffee drinks, whole bean coffee, ice cream and coffee accessories. The company is debt free, is highly profitable and has an enormous growth opportunity from here.

LAMCO PERSPECTIVE: THE MANAGERS' RECENT PURCHASES CLEARLY REFLECT THEIR PARTICULAR STYLE AND STRATEGY. LAMCO MONITORS THE MANAGERS' TRADING OVER TIME TO ENSURE THAT THIS ACTIVITY REFLECTS THEIR PROFESSED STYLE AND THAT THE MANAGERS COMPLEMENT ONE ANOTHER WITHIN THE TOTAL ALL-STAR EQUITY FUND PORTFOLIO. ALL FIVE INVESTMENT MANAGERS ARE CONSISTENTLY PRACTICING THEIR RESPECTIVE STYLE AND STRATEGY, AS LAMCO INTENDED.

[SIDENOTE]

"STRONG GROWTH IN GLOBAL ECONOMIES AND U.S. CORPORATE PROFITS, COMBINED WITH PERSISTENTLY LOW INTEREST RATES, CONTRIBUTED TO THE HEALTHY ADVANCE IN EQUITY PRICES [IN 2003]
....A DRAMATIC IMPROVEMENT IN INVESTOR SENTIMENT AND CONFIDENCE PLAYED AN EQUALLY
IMPORTANT ROLE..."

                                                                ARNIE SCHNEIDER,
                                                    SCHNEIDER CAPITAL MANAGEMENT
                                                                         (VALUE)

INVESTMENT GROWTH AS OF DECEMBER 31, 2003

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming purchase of common shares at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2003. This 16-year period covers the calendar years since the Fund commenced its 10 percent distribution policy in 1988.

[CHART]

The dark blue region of the graph above reflects the growth of the investment assuming all distributions were received in cash and not reinvested back in the Fund. The value of the investment under this scenario grew to $45,667 (this value includes distributions per share totaling $17.94 during the period, including tax credits of $0.67 per share on retained capital gains).

   The light blue region of the graph depicts additional value realized through reinvestment of all distributions and participation in all the rights offerings under the terms of each offering. On five occasions, the Fund has conducted rights offerings that allow shareholders to purchase additional shares at a discount. The value of the investment under this scenario grew to $91,340.

                                     TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

                                                RIGHTS OFFERINGS
                              -----------------------------------------------
              PER SHARE        SHARES NEEDED TO PURCHASE       SUBSCRIPTION
YEAR        DISTRIBUTIONS        ONE ADDITIONAL SHARE             PRICE          TAX CREDITS*
1988           $  0.64

1989              0.95

1990              0.90

1991              1.02

1992              1.07                    10                     $  10.05

1993              1.07                    15                        10.41           $   0.18

1994              1.00                    15                         9.14

1995              1.04

1996              1.18                                                                  0.13

1997              1.33                                                                  0.36

1998              1.40                    20                        12.83

1999              1.39

2000              1.42

2001              1.20

2002              0.88                    10                         8.99

2003              0.78

*The Fund's net investment income and net realized capital gains exceeded the amount to be distributed under the Fund's 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES AND MAY BE TAXED AS ORDINARY INCOME UP TO THE AMOUNT OF THE FUND'S CURRENT AND ACCUMULATED EARNINGS AND PROFITS. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

TOP 50 HOLDINGS

   RANK AS        RANK AS                                                         MARKET        PERCENT OF
 OF 12/31/03    OF 9/30/03       SECURITY NAME                                 VALUE ($000)     NET ASSETS
      1              8           The Boeing Co.                                  $  25,426         2.2%
      2              1           Freddie Mac                                        22,637         2.0
      3              2           Genentech, Inc.                                    22,382         1.9
      4              3           The Progressive Corp.                              20,179         1.8
      5             29           CIT Group, Inc.                                    18,938         1.6
      6              7           Tyco International Ltd.                            18,765         1.6
      7              5           Amgen, Inc.                                        17,477         1.5
      8              6           Amazon.com, Inc.                                   17,234         1.5
      9             12           Intel Corp.                                        16,573         1.4
     10             16           Applied Materials, Inc.                            15,520         1.3
     11             11           Cisco Systems, Inc.                                14,732         1.3
     12             76           Aetna, Inc.                                        14,351         1.2
     13             31           Liberty Media Corp., Class A                       13,894         1.2
     14             114          CIGNA Corp.                                        12,670         1.1
     15             18           Agilent Technologies, Inc.                         12,646         1.1
     16             36           Kerr-McGee Corp.                                   11,757         1.0
     17             26           Yahoo!, Inc.                                       11,627         1.0
     18             37           Xerox Corp.                                        11,527         1.0
     19             57           Sanmina-SCI Corp.                                  11,349         1.0
     20             145          Loews Corp.                                        11,064         1.0
     21             10           Microsoft Corp.                                    10,985         1.0
     22             38           AT&T Wireless Services, Inc.                       10,717         0.9
     23             14           Network Appliance, Inc.                            10,698         0.9
     24             25           eBay, Inc.                                         10,580         0.9
     25             21           Pfizer, Inc.                                       10,497         0.9
     26             23           Maxim Integrated Products, Inc.                    10,373         0.9
     27             39           J.C. Penney Co., Inc.                              10,278         0.9
     28             30           PG&E Corp.                                         10,178         0.9
     29             52           Hewlett-Packard Co.                                 9,822         0.9
     30             40           VERITAS Software Corp.                              9,810         0.9
     31             New          Computer Associates International, Inc.             9,724         0.8
     32             43           ACE Ltd.                                            9,713         0.8
     33             51           Transocean, Inc.                                    9,297         0.8
     34             19           Procter & Gamble Co.                                9,189         0.8
     35             42           Invitrogen Corp.                                    9,100         0.8
     36             New          Aon Corp.                                           9,027         0.8
     37             20           MedImmune, Inc.                                     8,915         0.8
     38             53           Xilinx, Inc.                                        8,879         0.8
     39             New          RadioShack Corp.                                    8,818         0.8
     40             60           FleetBoston Financial Corp.                         8,730         0.8
     41             New          BellSouth Corp.                                     8,680         0.8
     42             New          Sara Lee Corp.                                      8,680         0.8
     43             49           Starwood Hotels & Resorts Worldwide, Inc.           8,591         0.7
     44             56           Avnet, Inc.                                         8,182         0.7
     45             35           The Charles Schwab Corp.                            8,094         0.7
     46             15           Dell, Inc.                                          7,902         0.7
     47             New          ConocoPhillips                                      7,890         0.7
     48             74           Berkshire Hathaway, Inc., Class B                   7,502         0.7
     49             New          Whirlpool Corp.                                     7,416         0.6
     50             46           Eli Lilly and Co.                                   7,371         0.6

                                       MAJOR STOCK CHANGES IN THE FOURTH QUARTER

The following are the major ($4.0 million or more) stock changes - both purchases and sales - that were made in the Fund's portfolio during the fourth quarter of 2003, not including changes resulting from the manager replacement of Oppenheimer Capital with Pzena Investment Management, LLC effective October 15, 2003.

SECURITY NAME                                  PURCHASES (SALES)     SHARES AS OF 12/31/03
PURCHASES

Aetna, Inc.                                          65,775                 212,350

ConocoPhillips                                       84,675                 120,325

RadioShack Corp.                                    151,200                 287,425


SALES

Countrywide Financial Corp.                         (48,070)                 81,097*

Hewlett-Packard Co.                                (254,075)                427,600

Micron Technology, Inc.                            (385,000)                375,000

The Progressive Corp.                               (57,600)                241,405

Teradyne, Inc.                                     (456,800)                254,000

Wyeth                                               (96,500)                      0

* Adjusted for stock split

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS (97.3%)                                                       SHARES        MARKET VALUE
CONSUMER DISCRETIONARY (14.3%)

AUTO COMPONENTS (0.8%)
Johnson Controls, Inc.                                                      48,650     $     5,649,238
Visteon Corp.                                                              349,300           3,636,213
                                                                                       ---------------
                                                                                             9,285,451
                                                                                       ---------------
AUTOMOBILES (0.4%)
Harley-Davidson, Inc.                                                       96,100           4,567,633
                                                                                       ---------------
HOTELS, RESTAURANTS & LEISURE (2.1%)
Carnival Corp.                                                             139,000           5,522,470
Harrah's Entertainment, Inc.                                                95,900           4,772,943
Starbucks Corp. (a)                                                        164,360           5,433,742
Starwood Hotels & Resorts Worldwide, Inc.                                  238,825           8,590,535
                                                                                       ---------------
                                                                                            24,319,690
                                                                                       ---------------
HOUSEHOLD DURABLES (0.8%)
Newell Rubbermaid, Inc.                                                     84,650           1,927,481
Whirlpool Corp.                                                            102,075           7,415,749
                                                                                       ---------------
                                                                                             9,343,230
                                                                                       ---------------
INTERNET & CATALOG RETAIL (2.4%)
Amazon.com, Inc. (a)                                                       327,400          17,234,336
eBay, Inc. (a)                                                             163,800          10,579,842
                                                                                       ---------------
                                                                                            27,814,178
                                                                                       ---------------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Brunswick Corp.                                                             76,850           2,446,136
Mattel, Inc.                                                                99,400           1,915,438
                                                                                       ---------------
                                                                                             4,361,574
                                                                                       ---------------
MEDIA (3.1%)
Comcast Corp., Class A (a)                                                 125,000           3,910,000
Fox Entertainment Group, Inc., Class A (a)                                 150,000           4,372,500
Liberty Media Corp., Class A (a)                                         1,168,532          13,893,845
Pixar, Inc. (a)                                                             98,000           6,790,420
Viacom, Inc., Class B                                                       89,700           3,980,886
The Walt Disney Co.                                                        141,000           3,289,530
                                                                                       ---------------
                                                                                            36,237,181
                                                                                       ---------------
MULTI-LINE RETAIL (1.9%)
J.C. Penney Co., Inc.                                                      391,100          10,278,108
Target Corp.                                                               165,000           6,336,000
Wal-Mart Stores, Inc.                                                       90,500           4,801,025
                                                                                       ---------------
                                                                                            21,415,133
                                                                                       ---------------
SPECIALTY RETAIL (2.0%)
The Gap, Inc.                                                              258,000           5,988,180
The Home Depot, Inc.                                                       143,000           5,075,070
RadioShack Corp.                                                           287,425           8,818,199
TJX Companies, Inc.                                                        130,000           2,866,500

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                   SHARES        MARKET VALUE
SPECIALTY RETAIL (CONTINUED)
Toys "R" Us, Inc. (a)                                                       40,300     $       509,392
                                                                                       ---------------
                                                                                            23,257,341
                                                                                       ---------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Liz Claiborne, Inc.                                                        142,300           5,045,958
                                                                                       ---------------

CONSUMER STAPLES (4.9%)

BEVERAGES (0.4%)
PepsiCo, Inc.                                                              106,600           4,969,692
                                                                                       ---------------
FOOD & STAPLES RETAILING (0.8%)
CVS Corp.                                                                  142,400           5,143,488
Walgreen Co.                                                               123,200           4,482,016
                                                                                       ---------------
                                                                                             9,625,504
                                                                                       ---------------
FOOD PRODUCTS (2.3%)
Archer-Daniels-Midland Co.                                                 199,850           3,041,717
H. J. Heinz Co.                                                             83,000           3,023,690
Sara Lee Corp.                                                             399,800           8,679,658
Smithfield Foods, Inc. (a)                                                 143,400           2,968,380
Tate & Lyle PLC (b)                                                        313,750           6,998,319
Tyson Foods, Inc., Class A                                                  90,500           1,198,220
                                                                                       ---------------
                                                                                            25,909,984
                                                                                       ---------------
HOUSEHOLD PRODUCTS (0.8%)
Procter & Gamble Co.                                                        92,000           9,188,960
                                                                                       ---------------
TOBACCO (0.6%)
Altria Group, Inc.                                                          68,950           3,752,259
UST, Inc.                                                                   84,800           3,026,512
                                                                                       ---------------
                                                                                             6,778,771
                                                                                       ---------------

ENERGY (4.5%)

ENERGY EQUIPMENT & SERVICES (1.1%)
Schlumberger Ltd.                                                           60,000           3,283,200
Transocean, Inc. (a)                                                       387,200           9,296,672
                                                                                       ---------------
                                                                                            12,579,872
                                                                                       ---------------
OIL & GAS (3.4%)
Canadian Natural Resources Ltd.                                             96,200           4,852,328
ChevronTexaco Corp.                                                         77,200           6,669,308
ConocoPhillips                                                             120,325           7,889,710
Kerr-McGee Corp.                                                           252,900          11,757,321
Premcor, Inc. (a)                                                          174,150           4,527,900
Shell Transport & Trading Co. (b)                                           74,100           3,336,723
Valero Energy Corp.                                                         12,300             569,982
                                                                                       ---------------
                                                                                            39,603,272
                                                                                       ---------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                   SHARES        MARKET VALUE
FINANCIALS (18.7%)

CAPITAL MARKETS (1.9%)
The Charles Schwab Corp.                                                   683,620     $     8,094,061
Goldman Sachs Group, Inc.                                                   45,000           4,442,850
Merrill Lynch & Co., Inc.                                                   90,000           5,278,500
Morgan Stanley                                                              80,150           4,638,281
                                                                                       ---------------
                                                                                            22,453,692
                                                                                       ---------------
COMMERCIAL BANKS (1.4%)
Comerica, Inc.                                                              86,750           4,863,205
FleetBoston Financial Corp. (c)                                            200,000           8,730,000
National City Corp.                                                         89,700           3,044,418
                                                                                       ---------------
                                                                                            16,637,623
                                                                                       ---------------
DIVERSIFIED FINANCIAL SERVICES (2.1%)

CIT Group, Inc.                                                            526,775          18,937,561
Citigroup, Inc.                                                             98,175           4,765,414
                                                                                       ---------------
                                                                                            23,702,975
                                                                                       ---------------
INSURANCE (9.0%)
ACE Ltd.                                                                   234,500           9,712,990
AFLAC, Inc.                                                                173,700           6,284,466
Allstate Corp.                                                             141,525           6,088,406
American International Group, Inc.                                          72,050           4,775,474
Aon Corp.                                                                  377,075           9,027,176
Berkshire Hathaway, Inc., Class B (a)                                        2,665           7,501,975
Loews Corp.                                                                223,750          11,064,438
MBIA, Inc.                                                                  79,650           4,717,670
MetLife, Inc.                                                              152,000           5,117,840
Nationwide Financial Services, Class A                                      10,005             330,765
The Progressive Corp.                                                      241,405          20,179,044
Torchmark Corp.                                                            130,475           5,941,831
Travelers Property Casualty Corp., Class A                                 333,000           5,587,740
XL Capital Ltd., Class A                                                    90,325           7,004,704
                                                                                       ---------------
                                                                                           103,334,519
                                                                                       ---------------
REAL ESTATE (0.4%)
The St. Joe Co.                                                            108,425           4,043,168
                                                                                       ---------------
THRIFTS & MORTGAGE FINANCE (3.9%)
Countrywide Financial Corp.                                                 81,097           6,151,182
Fannie Mae                                                                  82,700           6,207,462
Freddie Mac                                                                388,150          22,636,908
Radian Group, Inc.                                                          81,575           3,976,781
Washington Mutual, Inc.                                                    157,500           6,318,900
                                                                                       ---------------
                                                                                            45,291,233
                                                                                       ---------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                   SHARES        MARKET VALUE
HEALTH CARE (13.5%)

BIOTECHNOLOGY (6.5%)
Amgen, Inc. (a)                                                            282,800     $    17,477,040
Biogen Idec, Inc. (a)                                                      146,000           5,369,880
Cephalon, Inc. (a)                                                         100,000           4,841,000
Genentech, Inc. (a)                                                        239,200          22,381,944
Genzyme Corp. (a)                                                          138,000           6,808,920
Invitrogen Corp. (a)                                                       130,000           9,100,000
MedImmune, Inc. (a)                                                        351,000           8,915,400
                                                                                       ---------------
                                                                                            74,894,184
                                                                                       ---------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Alcon, Inc.                                                                 74,000           4,479,960
Baxter International, Inc.                                                  28,650             874,398
Fisher Scientific International, Inc. (a)                                  120,000           4,964,400
                                                                                       ---------------
                                                                                            10,318,758
                                                                                       ---------------
HEALTH CARE PROVIDERS & SERVICES (3.4%)
Aetna, Inc.                                                                212,350          14,350,613
AmerisourceBergen Corp.                                                     93,200           5,233,180
CIGNA Corp.                                                                220,350          12,670,125
Tenet Healthcare Corp. (a)                                                 453,825           7,283,891
                                                                                       ---------------
                                                                                            39,537,809
                                                                                       ---------------
PHARMACEUTICALS (2.7%)
Bristol-Myers Squibb Co.                                                   178,125           5,094,375
Eli Lilly and Co.                                                          104,800           7,370,584
Pfizer, Inc.                                                               297,100          10,496,543
Schering Plough Corp.                                                      290,825           5,057,447
Shire Pharmaceuticals Group PLC (a)(b)                                     123,400           3,584,770
                                                                                       ---------------
                                                                                            31,603,719
                                                                                       ---------------

INDUSTRIALS (9.2%)

AEROSPACE & DEFENSE (2.7%)
The Boeing Co.                                                             603,375          25,426,222
Lockheed Martin Corp.                                                      116,100           5,967,540
                                                                                       ---------------
                                                                                            31,393,762
                                                                                       ---------------
AIR FREIGHT & LOGISTICS (1.2%)
Expeditors International of Washington, Inc.                               116,000           4,368,560
FedEx Corp.                                                                 71,000           4,792,500
Ryder System, Inc.                                                         136,000           4,644,400
                                                                                       ---------------
                                                                                            13,805,460
                                                                                       ---------------
AIRLINES (0.5%)
Delta Air Lines, Inc.                                                       67,950             802,490
Southwest Airlines Co.                                                     311,100           5,021,154
                                                                                       ---------------
                                                                                             5,823,644
                                                                                       ---------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                   SHARES        MARKET VALUE
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Cendant Corp. (a)                                                          210,700     $     4,692,289
                                                                                       ---------------
INDUSTRIAL CONGLOMERATES (2.0%)
General Electric Co.                                                       125,700           3,894,186
Tyco International Ltd.                                                    708,100          18,764,650
                                                                                       ---------------
                                                                                            22,658,836
                                                                                       ---------------
MACHINERY (0.7%)
Navistar International Corp. (a)                                           132,800           6,359,792
PACCAR, Inc.                                                                16,725           1,423,632
                                                                                       ---------------
                                                                                             7,783,424
                                                                                       ---------------
ROAD & RAIL (1.7%)
CSX Corp.                                                                  179,750           6,460,215
Swift Transportation Co., Inc. (a)                                         172,075           3,617,017
Union Pacific Corp.                                                         88,950           6,180,246
Werner Enterprises, Inc.                                                   183,125           3,569,106
                                                                                       ---------------
                                                                                            19,826,584
                                                                                       ---------------

INFORMATION TECHNOLOGY (23.5%)

COMMUNICATIONS EQUIPMENT (1.6%)
Cisco Systems, Inc. (a)                                                    606,500          14,731,885
QUALCOMM, Inc.                                                              69,300           3,737,349
                                                                                       ---------------
                                                                                            18,469,234
                                                                                       ---------------
COMPUTERS & PERIPHERALS (3.8%)
Dell, Inc. (a)                                                             232,700           7,902,492
EMC Corp. (a)                                                              547,500           7,073,700
Hewlett-Packard Co.                                                        427,600           9,821,972
Network Appliance, Inc. (a)                                                521,100          10,698,183
Seagate Technology (a)                                                     200,000           3,780,000
Sun Microsystems, Inc. (a)                                                 931,200           4,181,088
                                                                                       ---------------
                                                                                            43,457,435
                                                                                       ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.8%)
Agilent Technologies, Inc. (a)                                             432,475          12,645,569
Arrow Electronics, Inc. (a)                                                 28,900             668,746
Avnet, Inc. (a)                                                            377,750           8,182,065
Jabil Circuit, Inc. (a)                                                    206,000           5,829,800
Sanmina-SCI Corp. (a)                                                      900,000          11,349,000
Waters Corp. (a)                                                           167,000           5,537,720
                                                                                       ---------------
                                                                                            44,212,900
                                                                                       ---------------
INTERNET SOFTWARE & SERVICES (1.0%)
Yahoo! Inc. (a)                                                            257,400          11,626,758
                                                                                       ---------------
IT SERVICES (0.8%)
Accenture Ltd., Class A (a)                                                139,100           3,661,112
Electronic Data Systems Corp.                                              236,625           5,806,777
                                                                                       ---------------
                                                                                             9,467,889
                                                                                       ---------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                   SHARES        MARKET VALUE
OFFICE ELECTRONICS (1.0%)
Xerox Corp. (a)                                                            835,300     $    11,527,140
                                                                                       ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.3%)
Analog Devices, Inc.                                                       155,000           7,075,750
Applied Materials, Inc. (a)                                                691,320          15,520,134
Intel Corp.                                                                514,700          16,573,340
Maxim Integrated Products, Inc.                                            208,300          10,373,340
Micron Technology, Inc. (a)                                                375,000           5,051,250
Novellus Systems, Inc. (a)                                                 160,000           6,728,000
Teradyne, Inc. (a)                                                         254,000           6,464,300
Texas Instruments, Inc.                                                    240,000           7,051,200
Xilinx, Inc. (a)                                                           229,200           8,879,208
                                                                                       ---------------
                                                                                            83,716,522
                                                                                       ---------------
SOFTWARE (4.2%)
BMC Software, Inc. (a)                                                     226,600           4,226,090
Computer Associates International, Inc.                                    355,675           9,724,154
Microsoft Corp.                                                            398,865          10,984,742
Oracle Corp. (a)                                                           550,000           7,260,000
Symantec Corp. (a)                                                         200,000           6,930,000
VERITAS Software Corp. (a)                                                 264,000           9,810,240
                                                                                       ---------------
                                                                                            48,935,226
                                                                                       ---------------

MATERIALS (4.0%)

CHEMICALS (1.5%)
Ashland, Inc.                                                               55,510           2,445,771
The Dow Chemical Co.                                                       100,850           4,192,334
IMC Global, Inc.                                                           619,200           6,148,656
Monsanto Co.                                                               160,525           4,619,909
                                                                                       ---------------
                                                                                            17,406,670
                                                                                       ---------------
CONTAINERS & PACKAGING (0.5%)
Smurfit-Stone Container Corp. (a)                                          280,600           5,210,742
                                                                                       ---------------
METALS & MINING (1.5%)
Alcan, Inc.                                                                131,500           6,173,925
CONSOL Energy, Inc.                                                        179,700           4,654,230
Freeport-McMoRan Copper & Gold, Inc., Class A                               10,050             423,407
Nucor Corp.                                                                 12,300             688,800
United States Steel Corp.                                                  154,650           5,415,843
                                                                                       ---------------
                                                                                            17,356,205
                                                                                       ---------------
PAPER & FOREST PRODUCTS (0.5%)
Abitibi Consolidated, Inc.                                                 501,900           4,070,409
International Paper Co.                                                     25,050           1,079,905
Weyerhaeuser Co.                                                             2,050             131,200
                                                                                       ---------------
                                                                                             5,281,514
                                                                                       ---------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                   SHARES        MARKET VALUE
TELECOMMUNICATION SERVICES (2.7%)

DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
BellSouth Corp.                                                            306,725     $     8,680,318
CenturyTel, Inc.                                                           137,000           4,468,940
SBC Communications, Inc.                                                   269,000           7,012,830
                                                                                       ---------------
                                                                                            20,162,088
                                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
AT&T Wireless Services, Inc. (a)                                         1,341,300          10,716,987
                                                                                       ---------------

UTILITIES (2.0%)

ELECTRIC UTILITIES (1.3%)
PG&E Corp. (a)                                                             366,500          10,177,705
Wisconsin Energy Corp.                                                     142,950           4,781,678
                                                                                       ---------------
                                                                                            14,959,383
                                                                                       ---------------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Reliant Resources, Inc. (a)                                                841,500           6,193,440
Scana Corp.                                                                 67,725           2,319,581
                                                                                       ---------------
                                                                                             8,513,021
                                                                                       ---------------
TOTAL COMMON STOCKS (COST OF $1,004,269,694)                                             1,123,124,817
                                                                                       ---------------

                                           See Notes to Schedule of Investments.

                                                        INTEREST    MATURITY        PAR
CONVERTIBLE BONDS (0.6%)                                  RATE        DATE         VALUE          MARKET VALUE
INFORMATION TECHNOLOGY (0.1%)

COMMUNICATIONS EQUIPMENT (0.1%)
Corning, Inc.                                             3.50%     11/01/08    $    743,000     $       920,391
                                                                                                 ---------------

MATERIALS (0.5%)

METALS & MINING (0.5%)
Freeport-McMoRan Copper & Gold, Inc.                      8.25%     01/31/06       1,837,000           5,458,186
                                                                                                 ---------------

TOTAL CONVERTIBLE BONDS (COST OF $3,696,346)                                                           6,378,577
                                                                                                 ---------------

SHORT-TERM INVESTMENT (2.5%)
REPURCHASE AGREEMENT (2.5%)

Repurchase agreement with State Street Bank & Trust Co., dated 12/31/03, due
01/02/04 at 0.78%, collateralized by U.S. Treasury Bonds with various maturities to 11/15/27, market value $29,196,757 (Repurchase proceeds
$28,603,239) (Cost of $28,602,000)                                                28,602,000          28,602,000
                                                                                                 ---------------
TOTAL INVESTMENTS (100.4%) (COST OF $1,036,568,040) (d)                                            1,158,105,394
OTHER ASSETS AND LIABILITIES, NET (-0.4%)                                                             (5,185,495)
                                                                                                 ---------------
NET ASSETS (100.0%)                                                                              $ 1,152,919,899
                                                                                                 ===============
NET ASSET VALUE PER SHARE  (126,212,465 SHARES OUTSTANDING)                                      $          9.13
                                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS:
   (a) Non-income producing.
   (b) Represents an American Depositary Receipt.
   (c) Investments in Affiliates as of December 31, 2003:
       Security Name: FleetBoston Financial Corp. ("FBFC"). LAMCO is a wholly owned indirect subsidiary of FBFC.
       Shares as of 12/31/02: 200,000
       Shares as of 12/31/03: 200,000
       Dividend income earned: $280,000
       Value at end of period: $8,730,000
   (d) Cost for federal income tax purposes is $1,050,430,321.
         Gross unrealized appreciation and depreciation of investments at December 31, 2003 is as follows:

                Gross unrealized appreciation                     $  194,560,006
                Gross unrealized depreciation                        (86,884,933)
                                                                  --------------
                Net unrealized appreciation                       $  107,675,073
                                                                  ==============

See Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2003

ASSETS:
   Investments at market value (identified cost $1,036,568,040)                                  $ 1,158,105,394
   Cash                                                                                                    2,185
   Receivable for investments sold                                                                    12,418,811
   Dividends and interest receivable                                                                   1,305,342
                                                                                                 ---------------
       TOTAL ASSETS                                                                                1,171,831,732
                                                                                                 ---------------

LIABILITIES:
   Payable for investments purchased                                                                   4,659,784
   Distributions payable to shareholders                                                              13,189,588
   Investment advisory, administrative and bookkeeping/pricing fees payable                              842,550
   Accrued expenses                                                                                      219,911
                                                                                                 ---------------
       TOTAL LIABILITIES                                                                              18,911,833
                                                                                                 ---------------
NET ASSETS                                                                                       $ 1,152,919,899
                                                                                                 ===============

NET ASSETS REPRESENTED BY:
   Paid-in capital (unlimited number of shares of beneficial interest
    without par value authorized; 126,212,465 shares outstanding)                                $ 1,045,244,518
   Accumulated net realized loss on investments less distributions                                   (13,862,281)
   Net unrealized appreciation on investments and foreign currency translations                      121,537,662
                                                                                                 ---------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST ($9.13 PER SHARE)                                                         $ 1,152,919,899
                                                                                                 ===============

                                              See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
   Dividends                                                                                     $    10,585,601
   Interest                                                                                              542,901
                                                                                                 ---------------
       TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
        WITHHELD AT SOURCE WHICH AMOUNTED TO $87,220)                                                 11,128,502

EXPENSES:
   Investment advisory fee                                                  $     7,141,241
   Administrative fee                                                             1,790,269
   Bookkeeping and pricing fees                                                     220,437
   Custodian fee                                                                     60,265
   Transfer agent fees                                                              171,064
   Shareholder communication expenses                                               330,851
   Trustees' fees and expense                                                        96,003
   NYSE fee                                                                         124,760
   Miscellaneous expenses                                                           174,351
                                                                            ---------------
       TOTAL EXPENSES                                                                                 10,109,241
                                                                                                 ---------------
       CUSTODY EARNINGS CREDIT                                                                              (674)
                                                                                                 ---------------
       NET EXPENSES                                                                                   10,108,567
                                                                                                 ---------------
NET INVESTMENT INCOME                                                                                  1,019,935

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions:
   Proceeds from sales                                                          660,193,599
   Cost of investments sold                                                     599,058,691
                                                                            ---------------
       Net realized gain on investment transactions                                                   61,134,908

Net unrealized appreciation (depreciation) on investments and foreign currency:
   Beginning of year                                                           (157,619,740)
   End of year                                                                  121,537,662
                                                                            ---------------
       Change in unrealized depreciation-net                                                         279,157,402
                                                                                                 ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $   341,312,245
                                                                                                 ===============

See Notes to Financial Statements.

                                                                                   YEAR ENDED DECEMBER 31,
                                                                            ------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                               2003                 2002
OPERATIONS:
   Net investment income                                                    $     1,019,935      $     1,038,036
   Net realized gain (loss) on investment transactions                           61,134,908          (40,350,769)
   Change in unrealized appreciation (depreciation)
   on investments and foreign currency-net                                      279,157,402         (256,081,922)
                                                                            ---------------      ---------------
   Net increase (decrease) in net assets resulting from operations              341,312,245         (295,394,655)
                                                                            ---------------      ---------------

DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                         (1,019,983)          (1,038,036)
   Net realized gain on investments                                             (37,070,493)          (2,485,163)
   Paid-in capital                                                              (57,734,539)         (97,967,285)
                                                                            ---------------      ---------------
   Total distributions                                                          (95,825,015)        (101,490,484)
                                                                            ---------------      ---------------

CAPITAL TRANSACTIONS:
   Proceeds from rights offering                                                         --           95,753,976
   Dividend reinvestments                                                        38,881,100           36,519,053
                                                                            ---------------      ---------------
   Increase in net assets from capital share transactions                        38,881,100          132,273,029
                                                                            ---------------      ---------------
   Total increase (decrease) in net assets                                      284,368,330         (264,612,110)

NET ASSETS:
   Beginning of year                                                            868,551,569        1,133,163,679
                                                                            ---------------      ---------------
   End of year                                                              $ 1,152,919,899      $   868,551,569
                                                                            ===============      ===============

                                              See Notes to Financial Statements.

                                                                      YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------
                                                      2003         2002         2001         2000         1999
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year                $   7.14     $  10.65     $  13.61     $  14.02     $  14.22
                                                    --------     --------     --------     --------     --------
Income from Investment Operations:

  Net investment income                                 0.01         0.01         0.03         0.05         0.05

  Net realized and unrealized gain (loss)
   on investments and foreign currency                  2.76        (2.56)       (1.79)        0.96         1.22
                                                    --------     --------     --------     --------     --------
Total from Investment Operations                        2.77        (2.55)       (1.76)        1.01         1.27
                                                    --------     --------     --------     --------     --------
Less Distributions from:

  Net investment income                                (0.01)       (0.01)       (0.03)       (0.06)       (0.05)
  Realized capital gain                                (0.30)       (0.02)       (1.17)       (1.36)       (1.34)
  Paid-in capital                                      (0.47)       (0.85)          --           --           --
                                                    --------     --------     --------     --------     --------
Total Distributions                                    (0.78)       (0.88)       (1.20)       (1.42)       (1.39)
                                                    --------     --------     --------     --------     --------
Change due to rights offering (a)                         --        (0.08)          --           --           --

Impact of shares issued in dividend
  reinvestment (b)                                        --           --           --           --        (0.08)
                                                    --------     --------     --------     --------     --------
Total Distributions, Reinvestments
  and Rights Offering                                  (0.78)       (0.96)       (1.20)       (1.42)       (1.47)
                                                    --------     --------     --------     --------     --------
Net asset value at end of year                      $   9.13     $   7.14     $  10.65     $  13.61     $  14.02
                                                    ========     ========     ========     ========     ========
Market price at end of year                         $   9.46     $   6.64     $  11.09     $ 12.375     $ 11.063
                                                    ========     ========     ========     ========     ========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                                40.7%       (25.0)%      (12.7)%        8.8%        10.2%

Based on market price                                   56.7%       (33.0)%        0.0%        25.4%        (4.4)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)                $  1,153     $    869     $  1,133     $  1,376     $  1,396

Ratio of expenses to average net assets (d)             1.04%        1.05%        1.03%        0.96%        0.97%

Ratio of net investment income to
  average net assets (d)                                0.11%        0.11%        0.27%        0.37%        0.37%

Portfolio turnover rate                                   64%          83%          64%          83%          90%

(a) Effect of All-Star's rights offerings for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.
(c) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements.

                                                                     YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------
                                                     1998         1997         1996         1995         1994
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year                $  13.32     $  11.95     $  11.03     $   9.26     $  10.40
                                                    --------     --------     --------     --------     --------
Income from Investment Operations:

  Net investment income                                 0.05         0.05         0.08         0.10         0.11

  Net realized and unrealized gain (loss)
   on investments and foreign currency                  2.35         3.01(a)      2.15(a)      2.71        (0.20)

  Provision for federal income tax                        --        (0.36)       (0.13)          --           --
                                                    --------     --------     --------     --------     --------
Total from Investment Operations                        2.40         2.70         2.10         2.81        (0.09)
                                                    --------     --------     --------     --------     --------
Less Distributions from:

  Net investment income                                (0.05)       (0.05)       (0.08)       (0.10)       (0.12)

  Realized capital gain                                (1.35)       (1.28)       (1.10)       (0.94)       (0.52)

  Paid-in capital                                         --           --           --           --        (0.36)
                                                    --------     --------     --------     --------     --------
Total Distributions                                    (1.40)       (1.33)       (1.18)       (1.04)       (1.00)
                                                    --------     --------     --------     --------     --------
Change due to rights offering (b)                      (0.10)          --           --           --        (0.05)
                                                    --------     --------     --------     --------     --------
Total Distributions and Rights Offering                (1.50)       (1.33)       (1.18)       (1.04)       (1.05)
                                                    --------     --------     --------     --------     --------
Net asset value at end of year                      $  14.22     $  13.32     $  11.95     $  11.03     $   9.26
                                                    ========     ========     ========     ========     ========
Market price at end of year                         $ 12.938     $ 13.313     $ 11.250     $ 10.875     $  8.500
                                                    ========     ========     ========     ========     ========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                                19.8%        26.6%        21.7%        31.8%        (0.8)%

Based on market price                                    9.1%        34.4%        16.2%        41.4%       (14.9)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)                $  1,351     $  1,150     $    988     $    872     $    710

Ratio of expenses to average net assets (d)             1.00%        1.01%        1.03%        1.06%        1.07%

Ratio of net investment income to
  average net assets (d)                                0.39%        0.38%        0.73%        0.92%        1.16%

Portfolio turnover rate                                   76%          99%          70%          54%          44%

(a) Before provision for federal income tax.
(b) Effect of All-Star's rights offerings for shares at a price below net asset value.
(c) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                              See Notes to Financial Statements.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2003

I. ORGANIZATION

Liberty All-Star Equity Fund (the "Fund"), is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

FUND SHARES

The Fund may issue an unlimited number of shares of beneficial interest.

II. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

   Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees (the "Board"), based upon market transactions for normal, institutional-sized trading units of similar securities. The services may use various pricing techniques, which will take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotes are readily available are valued at an over-the-counter or exchange bid quotation.

   Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

   Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

FEDERAL INCOME TAX STATUS

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

III. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for foreign currency transactions, return of capital and excess distributions were identified and reclassified among the components of the Fund's net assets as follows:

 UNDISTRIBUTED NET         ACCUMULATED
 INVESTMENT INCOME      NET REALIZED LOSS       PAID-IN CAPITAL
 -----------------      -----------------       ---------------
     $     48             $   7,255,354         $   (7,255,402)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

   The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                  12/31/03        12/31/02
                                  --------        --------
Distributions paid from:

Ordinary income*                $   9,756,164   $   1,038,036

Long-term capital gain             28,334,312       2,485,163
                                -------------   -------------
                                   38,090,476       3,523,199

Return of capital                  53,106,588      75,181,165
                                -------------   -------------
                                $  91,197,064   $  78,704,364

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

   As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

 UNDISTRIBUTED     UNDISTRIBUTED
   ORDINARY           LONG-TERM        NET UNREALIZED
    INCOME          CAPITAL GAINS       APPRECIATION*
--------------     --------------      --------------
   $     --           $     --         $  107,675,073

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

   Capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. As of December 31, 2003, the Fund had no capital loss carryforwards.

   Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, as described above, such gains may be distributed to shareholders in the year gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income. Capital loss carryforwards of $7,255,400 were utilized during the year ended December 31, 2003.

IV. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Liberty Asset Management Company ("LAMCO"), a wholly owned subsidiary of Columbia Management Group, Inc. ("Columbia"), which is a wholly owned subsidiary of FleetBoston Financial Corporation, is the investment advisor of the Fund. LAMCO receives a monthly fee based on the Fund's average weekly net assets at the following annual rates:

   AVERAGE WEEKLY NET ASSETS         FEE RATE
   -------------------------         --------
      First $400 million              0.800%
      Next $400 million               0.720%
      Next $400 million               0.648%
      Over $1.2 billion               0.584%

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.74%.

   Under Portfolio Manager Agreements, LAMCO pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by LAMCO and is based on the Fund's average weekly net assets at the following annual rates:

   AVERAGE WEEKLY NET ASSETS         FEE RATE
   -------------------------         --------
      First $400 million              0.400%
      Next $400 million               0.360%
      Next $400 million               0.324%
      Over $1.2 billion               0.292%

ADMINISTRATION FEE

LAMCO provides administrative and other services for a monthly fee based on the Fund's average weekly net assets at the following annual rates:

   AVERAGE WEEKLY NET ASSETS         FEE RATE
   -------------------------         --------
      First $400 million              0.200%
      Next $400 million               0.180%
      Next $400 million               0.162%
      Over $1.2 billion               0.146%

For the year ended December 31, 2003, the Fund's effective administration fee rate was 0.19%.

PRICING AND BOOKKEEPING FEES

LAMCO is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), LAMCO has delegated those functions to State Street Corporation ("State Street"). LAMCO pays the total fees collected from the Fund for the services to State Street under the Outsourcing Agreement.

   Under its pricing and bookkeeping agreement with the Fund, LAMCO receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.023%.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

V. PORTFOLIO INFORMATION

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $607,262,547 and $660,193,599, respectively.

VI. CAPITAL TRANSACTIONS

In a rights offering commencing April 5, 2002, shareholders exercised rights to purchase 10,688,506 shares at $8.99 per share for proceeds, net of expenses, of $95,753,976. During the years ended December 31, 2003 and December 31, 2002, distributions in the amount of $38,881,100 and $36,519,053, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 4,584,918 and 4,491,951 shares, respectively.

VII. SUBSEQUENT EVENT: RIGHTS OFFERING

On February 10, 2004, the Board authorized and set the terms of an offering to the Fund's shareholders of rights to purchase additional shares of the Fund.

   Shareholders would be issued non-transferable rights entitling them to subscribe for one additional share for every ten shares held, with the right to subscribe for additional shares not subscribed for by others in the primary subscription. The subscription price per share will be 95 percent of the lower of the last reported sale price on the New York Stock Exchange or the net asset value on the business day following the expiration of the subscription period.

   The rights offering is subject to the effectiveness of the Fund's Registration statement to be filed with the Securities and Exchange Commission and will be made only by means of a prospectus. The Fund anticipates that the offering will commence in April 2004 and will continue for approximately 30 days.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND THE TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2004

AUTOMATIC DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)

Under the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by EquiServe Trust Company, N.A., as agent for participants in the Plan (the "Plan Agent"), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

   Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

   Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

   Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

   The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

   There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

   With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

   Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

TAX INFORMATION (UNAUDITED)

All 2003 distributions whether received in cash or shares of the Fund consist of the following:
(1) ordinary dividends
(2) long-term capital gains and
(3) return of capital

Below is a table that details the breakdown of each 2003 distribution for federal income tax purposes.

TAX STATUS OF 2003 DISTRIBUTIONS

                                             ORDINARY DIVIDENDS                 LONG-TERM
                        AMOUNT           ---------       -------------           CAPITAL            RETURN OF
    DATE PAID         PER SHARE          QUALIFIED       NON-QUALIFIED            GAINS              CAPITAL
    *01/02/03           $0.19              9.07%              --                  32.42%              58.51%
-------------------------------------------------------------------------------------------------------------
     03/17/03           $0.17              9.07%              --                  32.42%              58.51%
-------------------------------------------------------------------------------------------------------------
     06/30/03           $0.19              9.07%              --                  32.42%              58.51%
-------------------------------------------------------------------------------------------------------------
     10/06/03           $0.20              9.07%              --                  32.42%              58.51%
-------------------------------------------------------------------------------------------------------------
   **01/02/04           $0.22                --               --                     --                  --
-------------------------------------------------------------------------------------------------------------

100% of the Long-Term Capital Gains distributions are from post-May 5 Capital Gains.

*Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2003.

**Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2004.

FOR CORPORATE SHAREHOLDERS

100% of the ordinary income distributed by the Fund for the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

                                                           TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Liberty All-Star Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

                                                                                               NUMBER OF
                                POSITION      TERM OF                                        PORTFOLIOS IN
                              WITH LIBERTY   OFFICE AND                                       FUND COMPLEX          OTHER
NAME (AGE)                      ALL-STAR     LENGTH OF      PRINCIPAL OCCUPATION(S)             OVERSEEN        DIRECTORSHIPS
AND ADDRESS                   EQUITY FUND     SERVICE       DURING PAST FIVE YEARS             BY TRUSTEE           HELD
DISINTERESTED TRUSTEES

John A. Benning (69)            Trustee       Trustee      Retired since December, 1999;           2        TT International USA
c/o Liberty Asset                            Since 2002;   Senior Vice President, General                   (investment company)
Management Company                          Term expires   Counsel and Secretary, Liberty
One Financial Center                            2005       Financial Companies Inc. (July,
Boston, MA 02111                                           1985 to December, 1999); Vice
                                                           President, Secretary and
                                                           Director, Liberty Asset
                                                           Management Company (August, 1985
                                                           to December, 1999).

James E. Grinnell (74)          Trustee     Trustee Since  Private investor since November         2        None
c/o Liberty Asset                             1986; Term   1988; President and Chief
Management Company                           Expires 2005  Executive Officer, Distribution
One Financial Center                                       Management Systems, Inc. (1983
Boston, MA 02111                                           to May 1986); Senior Vice
                                                           President, Operations, The
                                                           Rockport Company (importer and
                                                           distributor of shoes) (May 1986
                                                           to November 1988).

Richard W. Lowry (67)           Trustee     Trustee Since  Private Investor since 1987            121       None
c/o Liberty Asset                             1986; Term   (formerly Chairman and Chief
Management Company                           Expires 2004  Executive Officer, U.S. Plywood
One Financial Center                                       Corporation (building products
Boston, MA 02111                                           manufacturer).

John J. Neuhauser (60)          Trustee     Trustee Since  Academic Vice President and Dean       122       Saucony, Inc. (athletic
c/o Liberty Asset                            1998; Term    of Faculties since August 1999,                  footwear) and SkillSoft
Management Company                          Expires 2004   Boston College (formerly Dean,                   Corp. (e-learning)
One Financial Center                                       Boston College School of
Boston, MA 02111                                           Management from September 1977
                                                           to September 1999).

INTERESTED TRUSTEE

William E. Mayer* (63)          Trustee     Trustee Since  Managing Partner, Park Avenue          121       Lee Enterprises (print
c/o Liberty Asset                            1998; Term    Equity Partners (private equity)                 media); WR Hambrecht
Management Company                          Expires 2006   since February 1999 (formerly                    + Co (financial service
One Financial Center                                       Founding Partner, Development                    provider); First Health
Boston, MA 02111                                           Capital, LLC from November 1996                  (healthcare).
                                                           to February 1999).

*A TRUSTEE WHO IS AN "INTERESTED PERSON" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT")) OF LIBERTY ALL-STAR EQUITY FUND OR LAMCO.
MR. MAYER IS AN INTERESTED PERSON BY REASON OF HIS AFFILIATION WITH WR HAMBRECHT + CO.

                                            POSITION          YEAR FIRST
                                          WITH LIBERTY        ELECTED OR
                                            ALL-STAR           APPOINTED
NAME (AGE) AND ADDRESS                    EQUITY FUND          TO OFFICE     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
OFFICERS

William R. Parmentier, Jr. (51)           President and          1998        President (since June 1998) and Chief Investment
Liberty Asset Management Company         Chief Executive                     Officer (since April 1995), Senior Vice President
One Financial Center                         Officer                         (May 1995 to June 1998), Liberty Asset
Boston, MA 02111                                                             Management.

Mark T. Haley, CFA (39)                  Vice President          1999        Vice President-Investments (since January 1999),
Liberty Asset Management Company                                             Director of Investment Analysis (December 1996 to
One Financial Center                                                         December 1998), Investment Analyst (January 1994
Boston, MA 02111                                                             to November 1996), Liberty Asset Management.

Fred H. Wofford (48)                     Vice President          2003        Director of Funds Operations (since March 2003),
Liberty Asset Management Company                                             Liberty Asset Management (formerly Director of
One Financial Center                                                         Investment Compliance, Deutsche Asset Management
Boston, MA 02111                                                             from February 1999 to March 2003; Manager of Fund
                                                                             Administration, BankBoston 1784 Funds from
                                                                             November 1995 to February 1999)

J. Kevin Connaughton (39)                   Treasurer            2000        Treasurer of the Columbia Funds and of the
One Financial Center                                                         Liberty All-Star Funds since December 2000
Boston, MA 02111                                                             (formerly Controller of the Columbia Funds and of
                                                                             the Liberty All-Star Funds from February 1998 to
                                                                             October 2000); Vice President of Columbia
                                                                             Management Advisors, Inc. since April 2003;
                                                                             Treasurer of the Galaxy Funds since September
                                                                             2002; Treasurer of the Columbia Management
                                                                             Multi-Strategy Hedge Fund, LLC since December
                                                                             2002 (formerly Vice President of Colonial
                                                                             Management Associates, Inc. from February 1998 to
                                                                             October 2000; Senior Tax Manager, Coopers &
                                                                             Lybrand, LLP from April 1996 to January 1998).

Vicki Benjamin (42)                           Chief              2001        Controller of the Columbia Funds and Liberty
One Financial Center                       Accounting                        All-Star Funds since June 2002; Chief Accounting
Boston, MA 02111                           Officer and                       Officer of the Columbia Funds and Liberty
                                           Controller                        All-Star Funds since June 2001; Controller and
                                                                             Chief Accounting Officer of the Galaxy Funds
                                                                             since September 2002 (formerly Vice President,
                                                                             Corporate Audit, State Street Bank and Trust
                                                                             Company from May 1998 to April 2001; Audit
                                                                             Manager from July 1994 to June 1997, Senior Audit
                                                                             Manager from July 1997 to May 1998, Coopers &
                                                                             Lybrand LLP).

David A. Rozenson (49)                      Secretary            2003        Secretary of the Columbia Funds and of the
One Financial Center                                                         Liberty All-Star Funds since December 2003;
Boston, MA 02111                                                             Senior Counsel of FleetBoston Financial
                                                                             Corporation since January 1996; Associate General
                                                                             Counsel of Columbia Management Group since
                                                                             November 2002.

[GRAPHIC]


                                                  [ALL STAR(R) EQUITY FUND LOGO]


                                               LIBERTY ASSET MANAGEMENT COMPANY,
                                                                    FUND MANAGER
                                                            ONE FINANCIAL CENTER
                                                     BOSTON, MASSACHUSETTS 02111
                                                                    617-772-3626
                                                           www.all-starfunds.com


                                                          [USA LISTED NYSE LOGO]

                                        [CLOSED-END FUND ASSOCIATION, INC. LOGO]
                                                         WWW.CLOSED-ENDFUNDS.COM


                                            IMAGE OF THE NEW YORK STOCK EXCHANGE
                                            FACADE USED WITH PERMISSION OF NYSE.


                                                                MULTI-MANAGEMENT

                                                                       [GRAPHIC]

                                                            CLOSED-END STRUCTURE

                                                                       [GRAPHIC]

                                                         PROFESSIONAL MANAGEMENT

                                                                       [GRAPHIC]

                                           ACCESS TO LEADING INVESTMENT MANAGERS

                                                                       [GRAPHIC]

                                              ONGOING MONITORING AND REBALANCING

                                                                       [GRAPHIC]

                                                             DISTRIBUTION POLICY

                                                                       [GRAPHIC]


                          LIBERTY ALL-STAR EQUITY FUND

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Audit Committee is composed of three of the registrant's independent directors who are not affiliated with the registrant's investment adviser. The Board has determined that each of the audit committee members is "financially literate" and that at least one member has "accounting or related financial management expertise" as used in the New York Stock Exchange definitions of the terms.

     Under the recently enacted Sarbanes-Oxley Act, if the Board of Directors has not determined that a "financial expert," a new term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board of Directors has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a "financial expert" as a member of the committee.

     1. The financial statements of and accounting principles applying to registered investment companies such as the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the "1940 Act") and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for registered investment companies.

     2. During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

     3. The current members of the audit committee have many years of aggregate experience serving on this audit committee and in the Board's judgment, through this experience and experience with other public corporation's financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant's financial statements, tax laws applying to the registrant, the registrant's internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

     4. The audit committee has the capability of employing a consultant who satisfies the technical definition of a "financial expert" and will do so from time to time if circumstances warrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

4(a) Aggregate Audit Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                              2003               2002
                              $33,000            $36,100

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                              2003               2002
                              $4,000             $2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In fiscal year 2003, Audit-Related Fees relate to certain agreed-upon procedures performed for semi-annual shareholder reports. Audit-Related Fees in fiscal year 2002 relate to certain agreed-upon procedures conducted during the conversion of the registrant's accounting system.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Audit-Related services to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                              2003               2002
                              0%                 N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                              2003               2002
                              0%                 N/A

(c) Aggregate Tax Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                              2003               2002
                              $2,600             $2,600

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2003 and 2002 relate to the review of annual tax returns.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Tax Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                              2003               2002
                              0%                 N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                              2003               2002
                              0%                 N/A

(d) Aggregate All Other Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                              2003               2002
                              $0                 $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of All Other Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                              2003               2002
                              0%                 N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                              2003               2002
                              0%                 N/A

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I.   GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II.  GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These services will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover the period from July 1 through June 30 of the following year. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, adviser or control affiliate determines that it would like to engage the independent auditor to perform a service not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. ADDITIONAL PRE-APPROVAL INFORMATION

The engagement of the independent auditor to provide Fund Services and Fund-related Adviser Services shall be approved by the Audit Committee prior to the commencement of any such engagement.

     A. AUDIT SERVICES TO THE FUNDS

The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, fund structure or other items.

     B. AUDIT-RELATED SERVICES TO THE FUNDS

The Audit Committee believes that the provision of Audit-related Services is consistent with the SEC's rules on auditor independence, and will grant general pre-approval to specific Audit-related Services.

     C. TAX SERVICES TO THE FUNDS

The Audit Committee will grant general pre-approval to those specific Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence.

     D. ALL OTHER SERVICES TO THE FUNDS

The Audit Committee will grant general pre-approval to those specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     E. FUND-RELATED ADVISER SERVICES

The Audit Committee will grant general pre-approval to provide specific non-audit services to the funds' investment adviser, or any control affiliates, that relate directly to the funds' operations and financial statements. This includes services customarily required by one or more adviser entities or control affiliates in the ordinary course of their operations.

     F. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an adviser or control affiliate engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements) exceeds a pre-determined

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threshold established by the Audit Committee, the independent auditor, Fund
Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence.

IV.  REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     -    A general description of the services, and

     -    Actual billed and projected fees, and

     - The means by which such Fund Services or Fund-related Adviser Services were approved by the Audit Committee.

In addition, in accordance with Section 208-5 of the Sarbanes-Oxley Act of 2002, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules. In addition, the independent auditor must annually disclose to the Audit Committee all relationships with the funds of which the independent auditor is aware that may be reasonably thought to bear on the auditor's independence. The independent auditor shall tabulate, calculate and disclose its fees annually for such relationships.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are disclosed in 4(b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the

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adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are also disclosed in 4(b)-(d) above. There were no such fees during the last two fiscal years.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Liberty Asset Management Company (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to

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disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is for proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than those covered by the predetermined guidelines), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with a client of the Advisor or Fund account concludes that the interest of the client or Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person (or entity) that would create a potential conflict of interest.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of the Advisor's equity investments, equity research, compliance and legal functions. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.

The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

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(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable at this time.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Liberty All-Star Equity Fund
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By (Signature and Title)        /s/ William R. Parmentier, Jr.
                        --------------------------------------------------------
                                    William R. Parmentier, Jr., President


Date                                March 5, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)        /s/ William R. Parmentier, Jr.
                        --------------------------------------------------------
                                    William R. Parmentier, Jr., President


Date                                March 5, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)        /s/ J. Kevin Connaughton
                        --------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                March 5, 2004
    ----------------------------------------------------------------------------